UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 30, 2016

IRC Retail Centers Inc.
(Exact Name of Registrant as Specified in its Charter)

Maryland	001-32185	36-3953261
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

814 Commerce Drive, Suite 300
Oak Brook, Illinois 60523
(Address of Principal Executive Offices)

(877) 331-4732
(Registrant’s Telephone Number, Including Area Code)

Inland Real Estate Corporation
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐             Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets.
On March 30, 2016, funds managed by DRA Advisors LLC (“DRA Funds”) completed their acquisition (the “Merger”) of Inland Real Estate Corporation, a Maryland corporation (now known as IRC Retail Centers Inc., the “Company”), pursuant to that certain Agreement and Plan of Merger, dated as of December 14, 2015 (the “Merger Agreement”), by and among the Company, DRA Growth and Income Fund VIII, LLC, a Delaware limited liability company (“Parent”), DRA Growth and Income Fund VIII (A), LLC, a Delaware limited liability company (“Fund VIIIA” and, together with Parent, the “Parent Parties”), and Midwest Retail Acquisition Corp., a Maryland corporation and indirect wholly owned subsidiary of the Parent Parties (“Merger Sub”), pursuant to which Merger Sub merged with and into the Company, with the Company surviving the Merger as an indirect wholly owned subsidiary of the DRA Funds (the “Surviving Company”).
The Merger became effective at 4:08 p.m. Eastern Time on March 30, 2016 (the “Effective Time”), as specified in the Articles of Merger filed with the State Department of Assessments and Taxation of Maryland.
At the Effective Time, each share of common stock, par value $0.01 per share, of the Company (“Company Common Stock”) issued and outstanding immediately prior to the Effective Time, other than shares owned by any wholly owned subsidiary of the Company, by Parent or by any subsidiary of Parent, was converted into the right to receive $10.60 in cash without interest thereon (the “Merger Consideration”).
Additionally, at the Effective Time, each option to purchase shares of Company Common Stock outstanding and unexercised immediately prior to the Effective Time became fully vested and was converted into the right to receive (i) the number of shares of Company Common Stock underlying such option, times (ii) (x) the Merger Consideration less (y) the per share exercise price of such option. Each then-outstanding share of Company Common Stock that was subject to restrictions on transfer and/or forfeiture became fully vested, and the holder thereof became entitled to receive the Merger Consideration, less any applicable income and employment withholding taxes.
The consummation of the Merger will have no effect on the Company’s 8.125% Series A cumulative redeemable preferred stock or 6.95% Series B cumulative redeemable preferred stock (together, the “Company Preferred Stock”). Pursuant to the terms of the Merger Agreement, Parent is required to cause the Surviving Company to exercise its special optional redemption right with respect to all of the issued and outstanding Company Preferred Stock within 15 days after the closing of the Merger.
The foregoing description of the Merger and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which was filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on December 15, 2015, and is incorporated herein by reference.
Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.
In connection with the consummation of the Merger, on March 30, 2016, the Company notified the New York Stock Exchange (the “NYSE”) that the Merger was completed and that each outstanding share of Company Common Stock was converted pursuant to the Merger into the right to receive the Merger Consideration, subject to the terms and conditions of the Merger Agreement. The Company requested that the NYSE (i) suspend trading of the Company Common Stock and Company Preferred Stock before the opening of trading on March 31, 2016, and (ii) file a Notification of Removal from Listing on Form 25 with the SEC to delist and deregister the shares of Company Common Stock and Company Preferred Stock under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Company intends to file with the SEC a certification on Form 15 requesting that the Company Common Stock and Company Preferred Stock be deregistered under Section 12(g) of the Exchange Act and that the Company’s reporting obligations under Sections 13 and 15(d) of the Exchange Act with respect to the Company Common Stock and Company Preferred Stock be suspended.
Item 3.03. Material Modification to Rights of Security Holders.
The information set forth in Items 2.01, 3.01, 5.01 and 5.03 is incorporated herein by reference.
Item 5.01. Changes in Control of Registrant.
The information set forth in Items 2.01, 3.01 and 5.03 is incorporated herein by reference.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
In accordance with the terms of the Merger Agreement, as of the Effective Time, each of Thomas P. D'Arcy, Daniel L. Goodwin, Joel G. Herter, Heidi N. Lawton, Thomas H. McAuley, Thomas R. McWilliams, Meredith Wise Mendes, Joel D. Simmons and Mark E. Zalatoris ceased serving as directors of the Company, and the directors of Merger Sub at the Effective Time became the directors of the Surviving Company.
Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
At the Effective Time, pursuant to the terms of the Merger Agreement, by virtue of the Merger, the charter and bylaws of the Company, as in effect immediately prior to the Effective Time, became the charter and bylaws of the Surviving Company. As a result of the Merger, the charter of the Surviving Company was amended to change the name of the Surviving Company to IRC Retail Centers Inc.
Item 8.01. Other Events.
On March 30, 2016, the Company issued a press release announcing the completion of the Merger. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.

Exhibit No	Description
2.1
Agreement and Plan of Merger, dated as of December 14, 2015, by and among Inland Real Estate Corporation, DRA Growth and Income Fund VIII, LLC, DRA Growth and Income Fund VIII (A), LLC, and Midwest Retail Acquisition Corp (incorporated herein by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on December 15, 2015).

99.1	Press Release, dated March 30, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INLAND REAL ESTATE CORPORATION

Date: March 30, 2016	By:	/s/ Mark E. Zalatoris
	Name:	Mark E. Zalatoris
	Title:	President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No	Description
2.1
Agreement and Plan of Merger, dated as of December 14, 2015, by and among Inland Real Estate Corporation, DRA Growth and Income Fund VIII, LLC, DRA Growth and Income Fund VIII (A), LLC, and Midwest Retail Acquisition Corp (incorporated herein by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on December 15, 2015).

99.1	Press Release, dated March 30, 2016.